                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                          DAUPHIN DEPOSIT CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                          DAUPHIN DEPOSIT CORPORATION
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                 [LOGO OF DAUPHIN DEPOSIT CORP. APPEARS HERE]

                               213 MARKET STREET
                         HARRISBURG, PENNSYLVANIA 17101

                                                                  March 17, 1995

To the Shareholders of
Dauphin Deposit Corporation

  You are cordially invited to attend the 1995 Annual Meeting of Shareholders of your Corporation, Dauphin Deposit Corporation, which will be held on Monday, April 17, 1995, at 9:00 A.M., at the Harrisburg Hilton and Towers, One North Second Street, Harrisburg, Pennsylvania. A Notice of the Annual Meeting, a Proxy Statement, a Proxy and a Reservation Form are enclosed herewith.

  The Annual Report of Dauphin Deposit Corporation also is enclosed. We hope that you take the opportunity to review the material contained in the Annual Report, which reflects that your Corporation had another successful year in 1994.

  The Board of Directors recommends a vote for the election to the Board of the 18 nominees listed in the Proxy Statement and for approval of the Dauphin Deposit Corporation 1995 Stock Incentive Plan, a copy of which is attached as Exhibit A to the Proxy Statement. Please sign, date and return the Proxy promptly, whether or not you are able to attend the meeting. If you plan to attend the meeting, please return the white copy of the Reservation Form along with your Proxy. A postage paid return envelope is enclosed for your convenience. Please bring the yellow copy of the Reservation Form with you to the meeting.

                                          Very truly yours,

                                    [SIGNATURE OF CHRISTOPHER R. JENNINGS
                                               APPEARS HERE]

                                          Christopher R. Jennings
                                          Chairman of the Board and
                                          Chief Executive Officer

                                          [Signature of Robert L. Fryer, Jr.
                                           appears here]
                                          Robert L. Fryer, Jr.
                                          President and Chief
                                          Operating Officer

                 [LOGO OF DAUPHIN DEPOSIT CORP. APPEARS HERE]

                               213 MARKET STREET
                         HARRISBURG, PENNSYLVANIA 17101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 1995

To the Shareholders of
Dauphin Deposit Corporation

  Notice is Hereby Given, that the Annual Meeting of Shareholders of Dauphin Deposit Corporation will be held on April 17, 1995, at 9:00 A.M., at the Harrisburg Hilton and Towers, One North Second Street, Harrisburg, Pennsylvania, to hear the Annual Report of the President and to vote upon the following matters:

    1. To elect 18 Directors; for a list of nominees, see the attached Proxy Statement.

    2. To approve the Dauphin Deposit Corporation 1995 Stock Incentive Plan, a copy of which is attached as Exhibit A to the Proxy Statement.

    3. To consider and vote upon such other business as properly may come before the meeting and any adjournments thereof.

  Only those shareholders of record at the close of business on March 3, 1995 will be entitled to notice of, and to vote at, such meeting and any adjournments thereof.

  Enclosed herewith is a Proxy Statement and a Proxy. You are urged to sign, date and return the enclosed Proxy as promptly as possible whether or not you plan to attend the meeting in person.

                                          By Order of the Board of Directors,

                                          [SIGNATURE OF CLAIRE D. FLEMMING
                                                    APPEARS HERE]

                                          Claire D. Flemming, Secretary

March 17, 1995

                 [LOGO OF DAUPHIN DEPOSIT CORP. APPEARS HERE]

                               213 MARKET STREET
                         HARRISBURG, PENNSYLVANIA 17101

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 1995
                APPROXIMATE DATE OF MAILING PROXY STATEMENT AND
                             PROXY TO SHAREHOLDERS:
                                 MARCH 17, 1995

                      USE OF PROXY AND GENERAL INFORMATION

  A Proxy for use in connection with the Annual Meeting of Shareholders of Dauphin Deposit Corporation (herein called the "Corporation") to be held on Monday, April 17, 1995, at 9:00 A.M., at the Harrisburg Hilton & Towers, One North Second Street, Harrisburg, Pennsylvania, is enclosed. This Proxy is solicited by the Board of Directors of the Corporation, and costs of solicitation will be borne by the Corporation. The Corporation has engaged Corporate Investor Communications, Inc., Carlstadt, New Jersey, a proxy solicitation firm, to solicit proxies for the Annual Meeting from brokers and nominees holding Corporation common stock. This solicitation is estimated to cost $4,750 plus reasonable out-of-pocket expenses incurred by the solicitation firm. The Proxy is revocable by the person giving it, by filing with the Secretary of the Corporation either a written notice revoking the Proxy or a duly executed Proxy bearing a later date. Shares of stock of the Corporation represented by properly executed and filed Proxies will be voted in accordance with the specifications of the Proxies. If not otherwise specified, the Proxy will be voted FOR the election as Directors of the 18 nominees named in this Proxy Statement, FOR approval of the Corporation 1995 Stock Incentive Plan, as described on pages 16 to 20 hereof, and upon the transaction of such other business as properly may come before the meeting, in accordance with the best judgment of the persons appointed as Proxies.

                OUTSTANDING STOCK AND PRINCIPAL HOLDERS THEREOF

  As of March 3, 1995, there were 30,869,518 shares of common stock of the Corporation issued and outstanding and entitled to vote, having a par value of $5.00 per share (the "Common Stock"). Only those shareholders of record at the close of business on March 3, 1995 will be entitled to receive notice of, and to vote at the Annual Meeting of Shareholders of the Corporation. Each outstanding share is entitled to one vote on all matters. Shareholders do not have the right to vote their shares cumulatively in the election of Directors. A majority of the outstanding Common Stock present in person or by proxy constitutes a quorum for the transaction of business at the Annual Meeting. In the case of the election of Directors, the nominees receiving the highest number of votes, up to the number of Directors to be elected, shall be elected to the Board of Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Corporation 1995 Stock Incentive Plan. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting.

  As of March 3, 1995, Dauphin Deposit Bank and Trust Company ("Dauphin Bank"), which includes the Bank of Pennsylvania Division, the Valleybank Division, and the Farmers Bank Division, all of the outstanding stock of which is held by the Corporation, held, either directly or by way of its nominees, an aggregate of approximately 7.38% or approximately 2,277,079 shares, of the outstanding Common Stock in its trust department as fiduciary for numerous separate trusts, estates and agency accounts which beneficially own such shares. Of these shares, Dauphin Bank had sole voting power with respect to 1,826,056 shares, shared voting power with respect to 451,023 shares, sole investment power with regard to 1,034,353 shares and shared investment power with regard to 1,242,726 shares. Pursuant to provisions of the applicable governing instruments and/or in accordance with applicable principles of fiduciary law, Dauphin Bank, as fiduciary, has the right and power exercisable either alone or in conjunction with a co-fiduciary, to vote such shares, either in person or by proxy, for the election, as Directors, of the Board of Directors' nominees, and for approval of the Corporation 1995 Stock Incentive Plan, so long as such votes are in the best interest of any such trust, estate or agency account and the beneficiaries or principals thereof. Dauphin Bank intends to vote such shares in favor of the election of the Board of Directors' nominees as Directors and for approval of the Corporation 1995 Stock Incentive Plan.

  To the best of the Corporation's information and belief, no other person holds beneficially or of record, directly or indirectly, five percent (5%) or more of the outstanding shares of Common Stock.

                        SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth, as of March 3, 1995, information relating to beneficial ownership of shares of Common Stock by each of the Corporation's present Directors, each nominee for Director, each named executive officer of the Corporation set forth in the executive compensation tables and all of the Corporation's Directors and executive officers as a group.

   NAME OF BENEFICIAL OWNER                                 NUMBER OF SHARES (1)
   ------------------------                                 --------------------
   William H. Alexander....................................      10,592      (2)
   Robert L. Fryer, Jr. ...................................      12,616
   James O. Green..........................................      45,674      (3)
   Derek C. Hathaway.......................................       1,000
   Alfred G. Hemmerich.....................................       1,886
   Lee H. Javitch..........................................      23,860      (4)
   Christopher R. Jennings.................................      64,346
   William J. King.........................................     223,728      (5)
   William T. Kirchhoff....................................      41,969      (6)
   Lawrence J. LaMaina, Jr. ...............................      75,215      (7)
   Andrew Maier, II........................................       6,964      (8)
   James E. Marley.........................................       1,010
   Robert F. Nation........................................      42,000      (9)
   Elmer E. Naugle.........................................      41,688
   Walter F. Raab..........................................      10,000
   Paul C. Raub............................................      28,988     (10)
   Henry W. Rhoads.........................................      48,246     (11)
   Robert A. Rupel.........................................       3,427     (12)
   Jean D. Seibert.........................................     150,148
   Paul B. Shannon.........................................      33,530     (13)
   R. Champlin Sheridan, Jr. ..............................      17,050     (14)
   All Directors and Executive Officers as a Group
    (27 in number, including those listed above)...........     947,006

- --------
 (1) Except as otherwise stated in the following notes, each named individual has sole voting and investment power over the shares listed opposite his or her name. Each Director and executive officer owns less than 1% of the Corporation's outstanding Common Stock. All Directors and executive officers as a group owned 3.03% of the outstanding Common Stock. The amounts shown include the following shares of Common Stock which the named executive officers and all executive officers as a group have the right to acquire within 60 days of March 3, 1995 through the exercise of stock options granted pursuant to the Corporation's Stock Option Plan of 1986: Mr. King (182,634), Mr. Jennings (53,408), Mr. LaMaina (30,198),
     Mr. Shannon (27,820), Mr. Rupel (2,600) and all executive officers as a group (336,950). Non-employee Directors are not eligible to participate in the Stock Option Plan of 1986.
 (2) Includes 3,058 shares held jointly with spouse, 1,990 shares held by a corporation of which Mr. Alexander is a controlling person and 5,544 shares held as co-trustee.
 (3) Includes 37,400 shares held in trust for benefit of Mr. Green.
 (4) Includes 1,260 shares held as co-trustee.
 (5) Includes 2,014 shares held directly by spouse.
 (6) Includes 1,161 shares held directly by spouse and 30,000 shares held by profit sharing plan of corporation of which Mr. Kirchhoff is a controlling person.
 (7) Includes 45,017 shares held jointly with spouse.
 (8) Includes 4,000 shares held in trust for benefit of Mr. Maier and his spouse.
 (9) Includes 10,500 shares held directly by spouse.
(10) Includes 14,494 shares held directly by spouse.
(11) Includes 4,148 shares held directly by spouse and 24,200 shares held as co-trustee.
(12) Includes 566 shares held jointly with spouse.
(13) Includes 5,710 shares held jointly with spouse.
(14) Includes 1,741 shares held jointly with spouse and 2,437 shares held directly by spouse.

                             ELECTION OF DIRECTORS

  The By-Laws of the Corporation authorize the Board of Directors to fix the number of Directors to be elected each year, provided that such number will not be less than 5 nor more than 30. In accordance with the By-Laws, the Board of Directors has fixed the number of Directors to be elected at 18. The persons named in the enclosed Proxy intend to exercise the authority conferred therein to vote in favor of the election as Directors of the 18 nominees listed below (or a lesser number if any named nominees are unavailable for election) if no contrary instruction is given on the Proxy. The Board of Directors does not know of any reason for such unavailability by a nominee. All nominees presently are Directors of the Corporation. Each Director elected at the Annual Meeting of Shareholders will, in the absence of resignation, removal or disqualification, serve for one year from the Annual Meeting and until his or her successor is duly elected and qualifies. There are no present Directors of the Corporation whose terms of office extend beyond the Annual Meeting of April 17, 1995. The information given below has been furnished by the nominees for the benefit of the shareholders.

                                              POSITION WITH CORPORATION (OTHER
                                             THAN AS DIRECTOR), IF ANY, PRESENT
                         DIRECTOR            PRINCIPAL OCCUPATION AND PRINCIPAL
NAME AND AGE              SINCE*               OCCUPATION FOR PAST FIVE YEARS
- ------------             -------- --------------------------------------------------------
Robert L. Fryer, Jr. ...   1995   President and Chief Operating Officer (February, 1995 to
 46                               date) of the Corporation, Chairman of the Board and
                                  Chief Executive Officer (1991 to date), President (1991
                                  to 1994) of Hopper Soliday & Co., Inc., formerly, Presi-
                                  dent, W. H. Newbold's Son and Co.

                                               POSITION WITH CORPORATION (OTHER
                                              THAN AS DIRECTOR), IF ANY, PRESENT
                          DIRECTOR            PRINCIPAL OCCUPATION AND PRINCIPAL
NAME AND AGE               SINCE*               OCCUPATION FOR PAST FIVE YEARS
- ------------              -------- --------------------------------------------------------
James O. Green..........    1984   Retired, formerly Chairman of the Board (1983 to 1986)
 70                                Green's Dairy Inc.
Derek C. Hathaway.......    1995   Chairman of the Board, President and Chief Executive Of-
 50                                ficer (1994 to date) and President and Chief Operating
                                   Officer (1991 to 1994) of Harsco Corporation (diversi-
                                   fied products manufacturer).
Alfred G. Hemmerich.....    1983   Retired October 1, 1993, formerly President (1990 to Oc-
 66 a,b,c                          tober, 1993) Green Hills Management Company (real estate
                                   development); Vice President (1977 to 1990),
                                   Gilbert/Commonwealth, Inc. (consulting engineers).
Lee H. Javitch..........    1982   Private Investor; formerly Chairman of the Board and
 64 b                              Chief Executive Officer of Giant Food Stores, Inc.,
                                   Carlisle, Pennsylvania.
Christopher R. Jennings.    1987   Chairman of the Board, Chief Executive Officer and
 51 c                              Chairman of the Executive Committee (January, 1995 to
                                   date) of the Corporation and Dauphin Bank; President
                                   (1987 to 1994) and Chief Operating Officer (May, 1992 to
                                   January, 1995) of the Corporation.
William J. King.........    1980   Retired, January, 1995, formerly Chairman of the Board
 65 a,c                            (1987 to 1994), Chief Executive Officer (1986 to 1994),
                                   Chairman of Executive Committee (1982 to 1994) of Dau-
                                   phin Bank and the Corporation.
William T. Kirchhoff....    1979   Executive Vice President, Cleveland Brothers Equipment
 53 c                              Company, Inc. (sale of construction equipment).
Lawrence J. LaMaina,        1992   Vice Chairman of the Corporation (1992 to date), Presi-
 Jr.....................           dent of the Southern Division of Dauphin Bank (1994 to
 60 c                              date), formerly, Chairman, President and Chief Executive
                                   Officer of Farmers Bank and Trust Company.
Andrew Maier, II........    1995   President, Maier's Bakery, Reading, Pennsylvania.
 45
James E. Marley.........    1993   Chairman of the Board (1993 to date), Chief Operating
 59 a                              Officer (1990 to 1992) and President (1986 to 1992) of
                                   AMP Incorporated (manufacturer of electrical compo-
                                   nents); Director of AMP Incorporated, Armstrong World
                                   Industries, Inc. and Harsco Corporation.
Robert F. Nation........    1978   President, Penn Harris Company (owner and operator of
 68 a,b,c                          motor inns); Director of Harsco Corporation.
Elmer E. Naugle.........    1982   Retired 1987, formerly fiscal officer, Shippensburg
 70 a                              State University.
Walter F. Raab..........    1977   Director and member of the Executive Committee of the
 70 a,b                            Board of Directors of AMP Incorporated (manufacturer of
                                   electrical components); Chairman and Chief Executive Of-
                                   ficer of AMP Incorporated (1982 to 1/1/90); Director of
                                   the West Company, Air Products and Chemicals, Inc. and
                                   the Harris Corporation.

                                              POSITION WITH CORPORATION (OTHER
                                             THAN AS DIRECTOR), IF ANY, PRESENT
                         DIRECTOR            PRINCIPAL OCCUPATION AND PRINCIPAL
NAME AND AGE              SINCE*               OCCUPATION FOR PAST FIVE YEARS
- ------------             -------- --------------------------------------------------------
Paul C. Raub............   1984   Retired 1994, formerly Chairman of the Board (1989 to
 68 a,c                           date); President (1966-1989), York Corrugating Company.
Henry W. Rhoads.........   1979   Attorney, Rhoads & Sinon.
 57 b,c
Jean D. Seibert.........   1994   Attorney, Wion, Zulli & Seibert.
 47
R. Champlin Sheridan,      1992
 Jr.....................          Chairman and Chief Executive Officer of The Sheridan
 65 a,b,c                         Group, Inc. (publication and book printers).

- --------
Notes:
* Does not include period, if any, served as Director of other banks merged with Dauphin Bank or acquired by the Corporation.

  a. Member of Audit Committee of the Corporation.
  b. Member of Management Development and Compensation Committee of the Corporation.
  c. Member of Executive Committee of the Corporation.

  All nominees except Messrs. Fryer, Hathaway, King and Sheridan also are Directors of Dauphin Bank.

  The Audit Committee of the Corporation reviews the scope of the external audit by the Corporation's independent certified public accountants. The Committee also recommends the selection of independent certified public accountants to the Executive Committee and the Board of Directors of the Corporation. The Committee held 5 meetings during 1994.

  The Management Development and Compensation Committee of the Corporation reviews and evaluates salaries of all officers of Dauphin Bank of $65,000 or more and makes recommendations as to such salaries to the Board of Directors of Dauphin Bank. During 1994, the Committee held 5 meetings.

  The Corporation does not have a Nominating Committee, but recommendations for election as Directors of the Corporation are made by the Executive Committee to the Board, which then nominates candidates for election to the Board. During 1994, the Executive Committee held 13 meetings.

  The Board of Directors of the Corporation held 5 meetings during 1994. All of the Directors of the Corporation attended at least 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors of the Corporation (held during the period which they served as a Director) and (2) the total number of meetings held by all committees of the Board of Directors of the Corporation on which they served (during the periods that they served), except Mr. Marley, who attended 50% of the meetings held.

                             EXECUTIVE COMPENSATION

  The following table shows, for the fiscal years ending December 31, 1992, 1993 and 1994, the cash compensation paid or accrued, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Corporation and to each of the other four most highly compensated executive officers of the Corporation in all capacities in which they served:

                          SUMMARY COMPENSATION TABLE

                                                           LONG TERM COMPENSATION
                                                         ---------------------------
                             ANNUAL COMPENSATION               AWARDS        PAYOUTS
                         ------------------------------- ------------------- -------
          (A)            (B)       (C)     (D)     (E)      (F)       (G)      (H)     (I)
                                                  OTHER                                ALL
          NAME                                   ANNUAL  RESTRICTED                   OTHER
          AND                                    COMPEN-   STOCK    OPTIONS/  LTIP   COMPEN-
       PRINCIPAL                 SALARY   BONUS  SATION   AWARD(S)    SARS   PAYOUTS SATION
        POSITION         YEAR      ($)    ($)1/    ($)      ($)     (#) (2)    ($)     ($)
- ----------------------------------------------------------------------------------------------
William J. King,........ 1994    450,000 207,658    --       --      35,000     --    5,934(3)
 Chairman of the         1993    425,000 193,996    --       --      35,000     --    5,695
 Board, Chairman of the  1992    400,000 176,585    --       --      29,600     --    9,202
 Executive Committee and
 Chief Executive Officer
 of Dauphin Bank and the
 Corporation
Christopher R.
Jennings,............... 1994    322,875 118,644    --       --      25,000     --    4,056(4)
 President and Chief     1993    307,500 108,228    --       --      20,000     --    4,012
 Operating Officer of    1992    290,000  98,806    --       --      16,600     --    4,702
 the Corporation
Lawrence J. LaMaina,
 Jr.,................... 1994    250,000  91,865    --       --      13,000     --    3,899(6)
 Vice Chairman           1993    240,750  97,314    --       --      13,000     --    4,272
 of the Corporation and  1992(5) 209,698  87,200    --       --       6,400     --   21,272
 President of the
 Southern Division of
 Dauphin Bank
Paul B. Shannon,........ 1994    210,000  77,167    --       --      15,000     --    3,429(7)
 Vice Chairman           1993    200,000  70,392    --       --      15,000     --    3,363
 and Chief Credit        1992    173,667  58,879    --       --      13,000     --    4,569
 Policy Officer of the
 Corporation and
 President of Dauphin
 Bank
Robert A. Rupel,........ 1994    125,000  40,808    --       --       5,000     --    2,929(8)
 President of the        1993    118,000  34,186    --       --       5,000     --    2,319
 Eastern
 Division of Dauphin     1992    110,000  27,867    --       --       4,000     --      931
 Bank

- --------
(1) Reflects bonus earned during the fiscal year and paid during the next fiscal year. Also includes a voluntary year-end distribution equal to two weeks of base salary paid by Dauphin Bank each year to all of its respective employees, including Messrs. King, Jennings, LaMaina, Shannon and Rupel.

(2) Non-qualified options to acquire shares of Common Stock. Mr. King also was granted 35,000 stock appreciation rights ("SARs") in tandem with the non-qualified options awarded to him in 1994.

(3) Consists of $2,310 in Corporation contributions to the Corporation's 401(k) Savings Plan, $1,624 in premiums on a term life insurance policy for Mr. King's benefit, and $2,000, which represents the economic benefit to Mr. King under the Corporation's split dollar life insurance program.

(4) Consists of $2,310 in Corporation contributions to the Corporation's 401(k) Savings Plan, $1,163 in premiums on a term life insurance policy for Mr. Jennings' benefit, and $583, which represents the economic benefit to Mr. Jennings under the Corporation's split dollar life insurance program.

(5) On July 1, 1992, FB&T Corporation was merged with and into the Corporation and, as a consequence thereof, Farmers Bank became a wholly-owned subsidiary of the Corporation. In accordance with the terms of the merger, Mr. LaMaina, who was previously Chairman, President and Chief Executive Officer of FB&T Corporation and Farmers Bank, was appointed Vice Chairman of the Corporation and remained Chairman, President and CEO of Farmers Bank. The salary listed for Mr. LaMaina reflects total base salary paid during calendar year 1992 even though the merger was not consummated until July 1, 1992. Similarly, Mr. LaMaina's bonus was paid in accordance with the Farmers Bank Incentive Compensation Plan for services rendered during calendar year 1992. In addition to the salary and bonus listed for services rendered during 1992, Mr. LaMaina also received a payment of $690,000 from FB&T Corporation immediately prior to the effective date of the merger in settlement of his rights pursuant to the change in control provisions of his employment agreement with FB&T Corporation. The employment agreement terminated on July 1, 1992, the effective date of the merger.

(6) Consists of $2,310 in Corporation contributions to the Corporation's 401(k) Savings Plan, $422 in premiums on a term life insurance policy for Mr. LaMaina's benefit, and $1,167, which represents the economic benefit to Mr. LaMaina under the Corporation's split dollar life insurance program.

(7) Consists of $2,310 in Corporation contributions to the Corporation's 401(k) Savings Plan, $760 in premiums on a term life insurance policy for Mr. Shannon's benefit, and $359, which represents the economic benefit to Mr. Shannon under the Corporation's split dollar life insurance program.

(8) Consists of $2,269 in Corporation contributions to the Corporation's 401(k) Savings Plan, $454 in premiums on a term life insurance policy for Mr. Rupel's benefit, and $206, which represents the economic benefit to Mr. Rupel under the Corporation's split dollar life insurance program.

 Stock Options.

  The following table contains information concerning the grant of stock options under the Corporation's Stock Option Plan of 1986 to the Chief Executive Officer and the other four highest compensated executive officers of the Corporation during the year ending December 31, 1994.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                          POTENTIAL
                                                                     REALIZABLE VALUE AT
                                                                       ASSUMED ANNUAL
                                                                    RATES OF STOCK PRICE
                                                                        APPRECIATION
                        INDIVIDUAL GRANTS                            FOR OPTION TERM (1)
- ------------------------------------------------------------------- ---------------------
          (A)                (B)        (C)        (D)       (E)       (F)        (G)
                            NO. OF      % OF
                          SECURITIES   TOTAL
                            UNDER-    OPTIONS
                            LYING    GRANTED TO  EXERCISE
                           OPTIONS   EMPLOYEES   OR BASE   EXPIRA-
                           GRANTED   IN FISCAL    PRICE      TION
          NAME             (#) (2)      YEAR    ($/SH) (3) DATE (4)  5% ($)     10% ($)
          ----            ---------- ---------- ---------- -------- --------- -----------
William J. King.........    35,000     21.81%     $25.63   7/14/04  $ 564,150 $ 1,429,667
Christopher R. Jennings.    25,000     15.58%     $25.63   7/14/04  $ 402,964 $ 1,021,190
Lawrence J. LaMaina,
 Jr. ...................    13,000      8.10%     $25.63   7/14/04  $ 209,541 $   531,019
Paul B. Shannon.........    15,000      9.35%     $25.63   7/14/04  $ 241,779 $   612,714
Robert A. Rupel.........     5,000      3.12%     $25.63   7/14/04  $  80,593 $   204,238

- --------
(1) Illustrates value that would be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options.

(2) The date of grant for all options is July 14, 1994. All options granted are non-qualified stock options without SAR's, except for the grant to Mr. King, which included 35,000 SAR's in tandem with the non-qualified stock options. The options vest over a five year period with 20% of the options becoming exercisable for shares each year on the anniversary of the date of grant. To the extent not already exercisable, the options become automatically exercisable in the event of a merger or consolidation of the Corporation in which the Corporation is not the surviving entity, or the sale of all or substantially all of the assets of the Corporation, or an offer to purchase made by a party, other than the Corporation, to all stockholders of the Corporation for at least 35% of the outstanding stock. In addition, the Management Development and Compensation Committee of the Board of Directors may, in its discretion, accelerate the vesting schedule, upon such terms and conditions as it may impose.

(3) The exercise price of all options granted is equal to the market price of the Common Stock on the date of grant. The exercise price may be paid in cash, or in shares of Common Stock owned by the option holder prior to exercising the option, provided such shares have a fair market value on the date of payment equal to the option exercise price for the shares of Common Stock being purchased, or partly in cash and partly in such shares of Common Stock. Each SAR entitles the holder thereof to surrender to the Corporation an unexercised related option and to receive from the Corporation in exchange therefor, a payment equal to the excess of the fair market value on the exercise date of one share of Common Stock over the exercise price of the related option times the number of shares covered by the option which is surrendered.

(4) All options expire 10 years from the date of grant. Notwithstanding the foregoing: (1) In the event of normal or early retirement prior to the end of the option term, the option shall remain exercisable for a period of three years from the date of retirement (but not later than the end of the option term) to the extent the option was vested, by acceleration or otherwise, at the time of retirement; (2) in the event an option holder ceases to be employed by reason of death or disability prior to the end of the option term, the option shall remain exercisable for one year from the date of cessation of employment (but not later than the end of the option term) to the extent the option was vested, by acceleration or otherwise, at the time of cessation of employment; and (3) in the event an option holder ceases to be employed other than by reason of death or disability, the option shall remain exercisable for three months from the date of cessation of employment (but not later than the end of the option term) to the extent the option was exercisable at the time of cessation of employment.

 Option/SAR Exercises and Holdings.

  The following table sets forth information with respect to the Chief Executive Officer and the other four highest compensated executive officers of the Corporation concerning the exercise of options and/or stock appreciation rights ("SARs") during the year ending December 31, 1994 and unexercised options and SARs held as of the end of 1994.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE

          (A)                   (B)             (C)             (D)             (E)
                                                                              VALUE OF
                                                             NUMBER OF      UNEXERCISED
                                                            UNEXERCISED     IN-THE-MONEY
                                                          OPTIONS/SARS AT OPTIONS/SARS AT
                                                            FY-END (#)       FY-END ($)
                                                          --------------- ----------------
                          SHARES ACQUIRED      VALUE       EXERCISABLE/     EXERCISABLE/
          NAME            ON EXERCISE (#) REALIZED ($)(1)  UNEXERCISABLE  UNEXERCISABLE(2)
          ----            --------------- --------------- --------------- ----------------
William J. King.........       9,566         $100,043     113,134/92,600      $788,692/
                                                                              $ 87,453
Christopher R. Jennings.           0         $      0      53,408/57,600      $355,084/
                                                                              $ 49,045
Lawrence J. LaMaina,
 Jr.....................       3,900         $ 60,509      23,249/37,395      $202,833/
                                                                              $109,632
Paul B. Shannon.........           0         $      0      27,820/39,800      $165,829/
                                                                              $ 40,158
Robert A. Rupel.........           0         $      0       2,600/11,400      $    148/
                                                                              $    222

- --------
(1) Fair market value of Common Stock at exercise, minus the exercise price.

(2) Fair market value of Common Stock at year-end ($23.815 per share).

 Pension Plans.

  The Corporation maintains the Dauphin Deposit Corporation Pension Plan (the "Pension Plan") which is a non-contributory defined benefit pension plan. The Pension Plan provides benefits for all eligible employees, including the named executive officers.

  The Pension Plan's current benefit formula provides plan participants with a normal retirement benefit equal to 1.375% of a participant's average compensation not in excess of a participant's covered compensation multiplied by the participant's applicable benefit service credited after July 1, 1985 plus 1.625% of a participant's average compensation in excess of a participant's covered compensation multiplied by the participant's applicable benefit service, not in excess of 35 years, credited after July 1, 1985. Different benefit formulas apply for service prior to July 1, 1985 depending on the retirement plan in which the employee participated prior to 1985. A participant's average compensation is computed using the five consecutive plan years which produce the highest average. A participant's covered compensation is the average of the Social Security taxable wage bases in effect during the 35 years ending with the year in which an individual attains Social Security retirement age. The covered compensation figure is adjusted each year until the participant reaches Social Security retirement age in order to reflect changes in the Social Security taxable wage base. For purposes of the Pension Plan, compensation is defined as a participant's annual rate of earnings as of January 1st, exclusive of overtime and bonuses, subject, however, to a maximum compensation limit for 1994 of $150,000, as adjusted. Generally, the Plan also provides a death benefit in the form of a survivor annuity to the surviving spouse of a vested active or vested former participant who dies prior to the commencement of retirement benefits.

  The Corporation and Dauphin Bank have also entered into non-qualified Supplemental Pension Agreements with Mr. King and Mr. Jennings. Under the Supplemental Pension Agreements, Mr. King and Mr. Jennings upon retirement are generally entitled to a benefit equal to 55% of their highest five year average compensation reduced by their applicable benefit under the Pension Plan, their applicable social security benefit and the applicable benefit from their prior employer's qualified retirement plan.

  The following table sets forth the projected pension benefits payable to a covered participant upon normal retirement in 1994 under the Pension Plan based on various levels of average compensation and assuming the current benefit formulas were in effect for the entire period of credited service. The narrative immediately below the table sets forth the additional pension benefits payable to Messrs. King and Jennings under their non-qualified Supplemental Pension Agreements based on certain assumptions set forth in the narrative.

                               PENSION PLAN TABLE

                                                         YEARS OF SERVICE
  AVERAGE                                          ----------------------------
COMPENSATION                                         10      15     25     35
- ------------                                       ------- ------ ------ ------
$ 20,000.......................................... $ 2,750 $4,125 $6,875 $9,625
  50,000..........................................   7,517 11,276 18,793 26,310
  80,000..........................................  12,392 18,588 30,981 43,373
 100,000..........................................  15,642 23,463 39,106 54,748
 150,000*.........................................  23,767 35,651 59,418 83,185
 200,000..........................................  23,767 35,651 59,418 83,185
 250,000..........................................  23,767 35,651 59,418 83,185
 300,000..........................................  23,767 35,651 59,418 83,185
 350,000..........................................  23,767 35,651 59,418 83,185
 400,000..........................................  23,767 35,651 59,418 83,185
 450,000..........................................  23,767 35,651 59,418 83,185
 500,000..........................................  23,767 35,651 59,418 83,185
 550,000..........................................  23,767 35,651 59,418 83,185
 600,000..........................................  23,767 35,651 59,418 83,185
 650,000..........................................  23,767 35,651 59,418 83,185
 700,000..........................................  23,767 35,651 59,418 83,185

Mr. King's yearly supplemental pension benefit, commencing February 1, 1995, and payable in equal monthly installments in a joint and survivor form, is $190,009. Mr. Jennings' yearly supplemental pension benefit, commencing at his normal retirement and payable in equal monthly installments for his lifetime, is $152,298 (assumes 1994 compensation for supplemental pension purposes remains constant at $431,103 to normal retirement).
- --------
* Benefits payable from the Pension Plan are subject to maximums prescribed in the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, and by the Internal Revenue Code of 1986, as amended. A maximum compensation limit under the Pension Plan for 1994 of $150,000 must be applied by law in calculating benefits. Figures in the Pension Plan Table above show normal retirement benefits payable under the Pension Plan assuming normal retirement in 1994.

  The projected benefit amounts set forth in the table are not subject to reduction for social security benefits. Voluntary year end distributions and incentive payments made under the Annual Management Performance Incentive Plan do not qualify as compensation covered under the Pension Plan. Compensation utilized for purposes of determining benefits under the Pension Plan as of December 31, 1994 is as follows: Mr. King $450,000, Mr. Jennings $322,875, Mr. LaMaina $250,000,

Mr. Shannon $210,000 and Mr. Rupel $125,000. For purposes of the Pension Plan at December 31, 1994, Mr. King had 15 years and 4 months of service, Mr. Jennings had 7 years and 5 months of service, Mr. Shannon had 15 years and 3 months of service, Mr. LaMaina had 2 years and 6 months of service and Mr. Rupel had 2 years and 10 months of service.

  The Pension Plan costs are based on actuarial assumptions, and cannot be specifically allocated to any one individual. No contribution to the Pension Plan was required or made for 1994.

 Change in Control and Employment Agreements.

  The Corporation and Dauphin Bank have entered into various Change in Control Agreements with the executive officers listed in the Summary Compensation Table. In addition, the Corporation and Dauphin Bank have entered into an employment contract with Mr. LaMaina which also contains change in control provisions.

  Where change in control benefits are provided under an Agreement, the agreements generally provide that if the executive officer's employment with the Corporation or Dauphin Bank, respectively, is terminated pursuant to a change in control, the executive officer's base salary in effect on the date of termination, plus an amount equal to bonuses, if any, earned by the executive officer for the immediately preceding year will continue for a period of two to five years, depending on the particular Agreement, but not beyond the date on which the respective executive officer attains age 65 or dies. Each payment made following termination, however, will be reduced by the executive officer's earned income from all sources during the corresponding pay period. Mr. Jennings' Agreement provides that an amount equal to slightly less than three times his average annual compensation for the prior 5 years will be paid to him in a lump sum upon termination pursuant to a change in control and also provides for a one year consulting agreement following termination at his annual base salary on the date of termination. The Agreements with Messrs. King, Jennings, Shannon and Rupel provide that the Corporation or Dauphin Bank, as applicable, will also provide the executive officer with available insurance coverages in effect at the time of the executive officer's termination pursuant to a change in control, offset by coverage by any subsequent employment. Such benefits will continue for a period of two years or until the executive officer attains the age of 65, depending on the particular agreement. Depending on the particular Agreement, the Corporation or Dauphin Bank, as applicable, will also continue to provide the executive officer with the pre-retirement death benefits and the supplemental retirement income benefits described above following termination of employment. A termination pursuant to a change in control may occur in connection with a merger, consolidation, acquisition, reorganization, sale of assets or significant stock acquisition of the Corporation or Dauphin Bank, as applicable.

  In connection with the merger of FB&T Corporation into the Corporation on July 1, 1992, the Corporation and Farmers Bank and Trust Company of Hanover (which merged into Dauphin Bank on July 1, 1994) entered into an employment/consulting agreement with Mr. LaMaina for a minimum of three (3) years. In addition to the change in control provisions previously discussed, the terms of Mr. LaMaina's Agreement include a base annual salary of $225,000 in calendar year 1992 and $240,750 thereafter (subject to increase upon merit review), the opportunity for additional incentive compensation and other fringe benefits. The employment/consulting agreement with Mr. LaMaina was amended on April 2, 1993 to extend the term of full-time employment until January 31, 1996.

  The benefits provided under the Agreements are unfunded and will be paid out of the general assets of the Corporation or Dauphin Bank, at such time as the benefits become payable.

 BOARD MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

  Set forth below is a report submitted by the Management Development and Compensation Committee of the Board of Directors (the "Compensation Committee") addressing the Corporation's executive compensation policies for 1994. The Compensation Committee is composed of the following non-employee Directors of the Corporation: Robert F. Nation--Chairman, Alfred G. Hemmerich, Lee H. Javitch, Walter F. Raab, Henry W. Rhoads and R. Champlin Sheridan, Jr.

  The key elements of the Corporation's executive compensation package consist of base salary, annual bonus and stock options. In addition to the programs discussed herein, the Compensation Committee takes into account the full compensation package afforded by the Corporation to the executive officers, including pension benefits, supplemental retirement benefits, insurance and other benefits.

  The Corporation's executive compensation program, particularly the annual bonus, is designed to be closely linked to corporate performance and returns to shareholders. To this end, the Corporation, in conjunction with its independent compensation consultants, has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Corporation's success in meeting specified performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Corporation's business strategy, to link executive and shareholder interests through equity based plans and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

  The Compensation Committee is composed entirely of independent non-employee Directors of the Corporation. The Compensation Committee is responsible for setting and administering the policies which cover both annual compensation (base salary and annual bonus) and grants pursuant to the Corporation's Stock Option Plan of 1986, as amended (the "Stock Option Plan"). Each year the Compensation Committee conducts a full review of the Corporation's executive compensation program. This review includes a report from management as to corporate performance for the prior year, as well as the preparation and presentation to the Compensation Committee of a financial plan for the current year. This review in 1994 also included recommendations from the Corporation's independent compensation consultants as to bonus award opportunities under the Corporation's Annual Management Performance Incentive Plan (the "Incentive Bonus Plan") and the grant of options pursuant to the Stock Option Plan. The Compensation Committee considered the Corporation's business plan and expected results and the Corporation's strategic initiatives and results achieved. The Compensation Committee also compares the Corporation's compensation program with the compensation programs of a list of peer group companies compiled by Dauphin Bank which is composed of regional banks of varying asset size located both within and outside of the Corporation's traditional central and south central Pennsylvania market area. For purposes of determining appropriate levels of stock option grants, the Compensation Committee also considers a separate list of peer group companies with stock option plans compiled by the Corporation's independent compensation consultants using long term incentive plan surveys. The peer group companies listed represent the Corporation's direct and indirect competitors for executive talent in the banking industry. With respect to comparisons with peer group companies, the Compensation Committee considers both the performance and compensation levels of these comparable companies in establishing the Corporation's executive compensation levels. For 1994, the compensation amounts of the Corporation's named executive officers fell within the median range of compensation paid by the other peer group companies. The peer group lists reviewed by the Compensation Committee represent only a small portion of those companies comprising the Nasdaq Bank Stocks Index which the Corporation uses as its industry index in the Performance Graph set forth elsewhere in this Proxy Statement. The Nasdaq Banks Stock Index includes all commercial banks and bank holding companies which stock is traded on the Nasdaq National Market and the Nasdaq Small Cap Market.

  The Compensation Committee meets without the Chief Executive Officer present to evaluate his performance under the Corporation's executive compensation program and reports on that evaluation to the full Board of Directors. With regard to the other four highest paid executive officers not including the Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer as to base salary, performance under the Incentive Bonus Plan and grants of options and/or stock appreciation rights ("SARs") under the Stock Option Plan.

 Base Salary.

  The Compensation Committee approves annual base salary adjustments for all officers with annual base salaries of $65,000 and above. Base salaries for new officers are initially determined by evaluating the responsibility of the position held and the experience of the individual, and by reference to the competitive market place for executive talent, including a comparison to base salaries for comparable positions at the financial institutions included in the list of peer group companies compiled by Dauphin Bank. With the exception of Mr. LaMaina, whose base salary is set pursuant to the terms of an employment agreement entered into on July 1, 1992 in connection with the FB&T Corporation merger, the base salary of the named executive officers is reviewed and approved each year by the Compensation Committee prior to approval by the full Board of Directors.

  Typically, annual salary adjustments for executive officers are determined by evaluating the performance of the Corporation and its executive officers, and by taking into account any additional or new responsibilities assumed by individual executive officers in connection with promotions or organizational changes. It has been the practice of the Corporation, upon recommendation from the Chief Executive Officer, to treat overall corporate performance as the primary factor in the amount of salary adjustments for executive officers. In measuring corporate performance, the Committee considers return on equity, return on assets, earnings per share and total return to shareholders.

  With respect to the base salary granted to Mr. King in 1994, the Compensation Committee took into account the Corporation's performance during 1993 and also compared Mr. King's base salary with the base salaries of the chief executive officers of the peer companies referred to above. Particular emphasis was placed upon the Corporation's success in meeting its return on equity goal in 1993 and the assessment by the Compensation Committee of Mr. King's individual performance. Mr. King was granted a base salary of $450,000 for 1994, an increase of 5.9% over his $425,000 base salary for 1993.

 Annual Bonus.

  The Compensation Committee reviews the tentative award payments and performance levels for participants in the Incentive Bonus Plan in January of each year. Under the Incentive Bonus Plan, bonus awards are calculated based on corporate and individual performance in accordance with a formula previously approved by the Compensation Committee. As for named executive officers, the corporate performance measures typically account for up to 75% of the award payment while the individual performance measures are accorded a weight of up to 25%. The corporate performance measure under the Incentive Bonus Plan for 1994 was return on equity. For each year of participation, the Compensation Committee determines those executive officers eligible to participate in the Incentive Bonus Plan and establishes target bonus awards based on a percentage of the respective officer's base salary for the year in question. Actual bonus awards under the Incentive Bonus Plan formula are tied to actual corporate and individual performance and may be higher or lower than the pre-set target bonus awards. In no event, however, can a participant's actual bonus award exceed 150% of the participant's target bonus award. The Compensation Committee approves annual return on equity targets and individual performance targets at the beginning of each year and bonus award recommendations based on these targets made by senior management at the close of the year.

  In 1994, the Corporation achieved 92% of its target return on equity goal. In addition, during 1994 Mr. King achieved 100% of his previously established individual performance objectives. Based on these results, Mr. King was awarded a bonus of $190,350, a 7.1% increase over the bonus paid to him in 1993. In awarding this bonus, the Compensation Committee also considered Mr. King's role in promoting the long-term strategic growth of the Corporation. Mr. King's actual bonus award for 1994 amounted to approximately 94% of the pre-set target bonus award.

  In addition to the incentive bonus discussed above, it has been the annual practice of the Board of Directors of Dauphin Bank to consider awarding a discretionary year-end bonus distribution to all employees of Dauphin Bank equal to two weeks of each employee's base salary. This discretionary year-end bonus is considered and approved by the Dauphin Bank Board of Directors.

  In 1994, the Dauphin Bank Board of Directors approved such a discretionary year-end bonus for all employees of Dauphin Bank. As a result, Mr. King received an additional bonus distribution of $17,308 at year-end 1994.

 Stock Option Plan.

  Under the Stock Option Plan, which was approved by the shareholders at the 1987 Annual Meeting, incentive stock options, non-qualified stock options and stock appreciation rights in conjunction with such options, may be granted to executive officers of the Corporation or its subsidiaries. The Compensation Committee sets guidelines for the size of stock option awards based on a recommendation each year from the Corporation's independent compensation consultants and management. Although the size of awards is largely a subjective determination based on the particular executive officer, factors considered include competitive compensation data from the list of peer group companies compiled by the Corporation's independent compensation consultants, the amount of options previously awarded to an executive officer and the value of unexercised in-the-money options at year end. In the event of poor corporate performance, the Compensation Committee can elect not to award options. In 1994, the stock option award to the Chief Executive Officer fell below the median level for such compensation as determined by reference to peer group companies reviewed.

  Stock options during 1994 were granted with an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant and vest over a five year vesting schedule (20% vested per year). All options granted were non-qualified stock options. No SARs were granted during 1994, except for the grant to Mr. King which included SARs in tandem with non-qualified stock options.

  In 1994, Mr. King received options to purchase 35,000 shares of Common Stock with an exercise price of $25.63 per share. This represents the same number of options that were granted to Mr. King in 1993. Mr. King presently is the beneficial owner, directly and indirectly, of 41,094 shares of Common Stock and also holds presently exercisable options to purchase an additional 182,634 shares. The Compensation Committee believes that significant equity interests in the Corporation held by the Corporation's senior management are beneficial to the common interests of shareholders and management.

                                          MANAGEMENT DEVELOPMENT AND
                                          COMPENSATION COMMITTEE
                                          Robert F. Nation--Chairman
                                          Alfred G. Hemmerich
                                          Lee H. Javitch
                                          Walter F. Raab
                                          Henry W. Rhoads
                                          R. Champlin Sheridan, Jr.

 Performance Graph.

  The following graph compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the five years ended December 31, 1994 with the cumulative total return on (i) a broad equity market index, the S&P 500 Index and (ii) a published industry index, the Nasdaq Bank Stocks Index. The comparison assumes $100 was invested on December 31, 1989 in the Common Stock and in each of the indices and assumes reinvestment of dividends.

                       FIVE YEAR CUMULATIVE TOTAL RETURN


                             [CHART APPEARS HERE]



                                                   1989 1990 1991 1992 1993 1994
                                                   ---- ---- ---- ---- ---- ----
   Dauphin Deposit................................ 100   90  126  168  188  183
   S&P 500........................................ 100   97  126  135  149  150
   Nasdaq Bank Stocks............................. 100   73  120  175  199  199

 Directors' Fees.

  Directors of the Corporation who are not officers of the Corporation receive an annual retainer fee of $5,000 and are paid $425 for attendance at the Annual Meeting and at each Board Meeting and $450 for attendance at each meeting of the Executive Committee of the Board, $275 for attendance at each meeting of the Audit Committee of the Board and $250 for attendance at each meeting of any other committee of the Board. Directors of Dauphin Bank who are not officers of Dauphin Bank are paid $325 for attendance at each meeting of the Board, $450 for attendance at each meeting of the Executive Committee of the Board, $275 for attendance at each meeting of the Trust Committee of the Board and $250 for attendance at each meeting of any other committee of the Board. Non-officer Directors who serve on bank Advisory Boards receive attendance fees ranging from $100 to $300 per meeting, depending upon the particular Advisory Board. Members of the Farmers Bank Advisory Board also receive an annual retainer of $8,500 and members of the Valleybank Advisory Board also receive an annual retainer of $2,000.

              PROPOSAL TO APPROVE THE DAUPHIN DEPOSIT CORPORATION
                           1995 STOCK INCENTIVE PLAN

  At the present time, the Corporation administers the 1986 Stock Option Plan (the "1986 Plan"), which was approved by the shareholders at the 1987 Annual Meeting. The 1986 Plan expires in 1996 and the number of shares available for additional option grants under the 1986 Plan has nearly been depleted. Therefore, on January 23, 1995, the Board adopted, subject to shareholder approval, the Dauphin Deposit Corporation 1995 Stock Incentive Plan (the "Stock Incentive Plan"), which is intended to supplement and ultimately replace the 1986 Plan. The Stock Incentive Plan is set forth in Exhibit A to this Proxy Statement and reference is made to such Exhibit for a complete statement of its terms and provisions.

 Summary.

  The Stock Incentive Plan is administered by a committee consisting of at least three members of the Board (the "Committee") all of whom must be "disinterested persons" within the meaning of Rule 16b-3 of the Securities and Exchange Commission. Under the Stock Incentive Plan, the Committee may, from time to time, grant incentive stock options, non-qualified stock options, stock appreciation rights, stock bonus awards, which may but need not be in the form of restricted stock awards or performance unit awards, and other awards that provide a participant with the right to purchase or otherwise acquire Corporation Common Stock or that are valued by reference to the market value of Corporation Common Stock (hereinafter collectively referred to as "Stock Incentives"). Grants of Stock Incentives may be made by the Committee to employees of the Corporation or its direct or indirect subsidiaries taking into account, among other things, their potential contribution to the success of the Corporation and the services rendered or to be rendered by such individuals. Subject to restrictions noted herein, the Committee has broad authority to determine the terms and conditions upon which such Stock Incentives may be granted, including, among other things, when they may be granted, their duration, and conditions for their exercise and forfeiture. The Committee has authority to grant awards of one type or of several types and in such combinations as the Committee may, in its discretion, determine. Each Stock Incentive shall be evidenced by a written instrument in such form as the Committee shall determine, signed by a duly authorized officer of the Corporation.

  The Stock Incentive Plan authorizes the issuance of up to 2,000,000 shares of Corporation Common Stock, par value $5.00 per share. The number of shares authorized to be issued under the Stock Incentive Plan and outstanding awards granted under the Stock Incentive Plan are subject to equitable adjustment as determined by the Committee in the event of stock dividends, stock splits and similar transactions.

 Amendments to Stock Incentive Plan.

  The Board of Directors may amend or terminate the Stock Incentive Plan at any time provided that, without shareholder approval, no amendment may (i) materially increase the benefits accruing to participants under the Stock Incentive Plan, (ii) increase the aggregate number of shares which may be issued under the Stock Incentive Plan or (iii) materially modify the requirements as to eligibility for participation in the Stock Incentive Plan. On March 3, 1995, the closing price per share of Corporation Common Stock was $25.00. Should any Stock Incentive granted under the Stock Incentive Plan expire, be canceled or otherwise terminate prior to its exercise in full, or should any restricted stock be forfeited, the shares subject to such stock option or such forfeited restricted stock shall be available for further grants under the Stock Incentive Plan, subject to certain limitations set forth in the Stock Incentive Plan.

 Stock Options.

  Stock options will give the optionee the right to purchase a number of shares of Common Stock at future dates and at an established price, all as determined by the Committee on the date of the grant. In the case of incentive stock options, the price must not be less than 100% of the fair market value of the stock at the time of grant (110% in the case of grantees owning more than 10% of the Corporation's Common Stock), and in the case of non-qualified stock options, the price must not be less than 85% of the fair market value at the time of grant. The definition of "fair market value" under the Stock Incentive Plan is the mean between the high and low sales price of a share of Common Stock on the Nasdaq National Market System (or alternative market in which the stock is then traded) on the date the stock is valued pursuant to the Stock Incentive being issued.

  The purchase price of shares subject to a stock option may be paid in whole or in part in cash, by check, or if so provided in the grant form and subject to such terms and conditions as the Committee may impose, by delivering to the Corporation a properly executed exercise notice together with a copy of irrevocable instructions to a stock broker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Corporation an amount of sales proceeds sufficient to pay the purchase price, or if so provided in the grant form and subject to such terms and conditions as are specified therein, in shares of Corporation Common Stock surrendered to the Corporation at the time of exercise. Shares of Common Stock thus surrendered in payment of the exercise price of an option shall be valued at the fair market value of such shares on the date of exercise of the option. If so provided in the grant form and subject to such terms and conditions as are specified therein, in lieu of the foregoing methods of payment, the Committee may permit any portion of the purchase price to be paid by a promissory note secured by a pledge of the purchased shares in such form and containing such provisions as the Committee may approve.

  The Committee may specify, at the time of grant of an incentive stock option or, with respect to a non-qualified stock option, at or after the time of grant, that a participant shall be granted a non-qualified stock option (a "restored option") if and when such participant exercises all or part of an option by surrendering shares of Common Stock already owned in full or partial payment of the option price or where shares of Common Stock are surrendered or withheld to satisfy tax obligations incident to the exercise of such option.

  The Committee may cancel any outstanding option with the consent of the holder thereof and regrant the option at a lower price, provided that the price satisfies the pricing requirements set forth above on the date of regrant, and no additional consideration need be received by the Corporation in exchange for such cancellation and regrant.

 Stock Appreciation Rights.

  A stock appreciation right ("SAR") under the Stock Incentive Plan gives the holder the right to receive, subject to the terms of the grant, stock, cash, or both stock and cash, in an amount equal to the appreciation between the date of grant and the date of exercise of the right in the fair market value of one share of Common Stock. The Committee determines what portion of the appreciation is paid in cash or stock and the fair market value of any shares issued in payment. SARs may be granted in tandem with an option, in addition to an option, or may be free standing and not related to an option.

 Stock Bonus Awards.

  Stock bonus awards are an amount of cash or shares of Common Stock which are distributed to a participant or which the Committee agrees to distribute in the future to a participant in lieu of, or as a supplement to, any other compensation that may have been earned for services rendered by the participant prior to the date the award is made. Performance unit awards and restricted stock awards are specific types of stock bonus awards. All or any portion of the stock bonus award may, but need not be, made in the form of a performance unit award or a restricted stock award. Typically, a performance unit award means an amount of cash or shares of Corporation Common Stock or a combination of each, that would be distributed in the future if continued employment or other performance objectives or contingencies specified by the Committee are attained by a participant. A restricted stock award typically means shares of Corporation Common Stock which are issued or transferred to a participant and which will become free of restrictions specified by the Committee if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. All stock bonus awards, including performance unit awards and restricted stock awards, shall be subject to such terms and conditions, including, without limitations, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such award, and conditions calling for forfeiture of the award or the shares issued or transferred pursuant thereto, as the Committee shall determine. Upon the issuance or transfer of shares to a participant pursuant to a stock bonus award, the participant shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the award. Any stock bonus award may, in the discretion of the Committee, be settled in cash, on each date on which shares would otherwise have been delivered or become unrestricted pursuant to the terms and conditions of the award, in an amount equal to the fair market value on such date of the shares which would otherwise have been delivered or become unrestricted.

 Change In Control and Termination of Employment.

  The Stock Incentive Plan provides that any Stock Incentive which is outstanding, but not yet exercisable, vested or payable at the time of a change in control shall become exercisable, vested and payable at that time. A change in control under the Stock Incentive Plan occurs upon (a) the acquisition by any person or group, directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities or (b) the approval by the Corporation's shareholders of (i) an agreement for the sale or disposition of all or substantially all of the Corporation's assets, (ii) a plan of complete liquidation, or (iii) a reorganization, consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation, or pursuant to which shares of Corporation Common Stock would be converted into cash, securities or other property, other than a reorganization, consolidation or merger where the holders of the Corporation's Common Stock immediately prior to the transaction will, following such transaction, beneficially own more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from the transaction, or (c) the persons who are members of the Board of Directors of the Corporation immediately before a reorganization, merger, consolidation, contested election or tender or exchange offer, cease to constitute a majority of the Board of Directors as a result of such transaction or transactions. The Committee may also cause any Stock Incentive outstanding at the time of a change in control to be assumed or new rights of equivalent value to be substituted therefore by the successor or surviving corporation in the change in control.

  The Committee also may authorize the holder of an option or SAR to exercise the option or SAR following the termination of the participant's employment with the Corporation or its subsidiaries, or following the participant's disability, whether or not the option or SAR would otherwise be exercisable following such event, provided that in no event may an option or SAR be exercised after the expiration of its term. The Committee also may authorize a stock bonus award, performance unit award or restricted stock award to become nonforfeitable, fully earned and payable following a change in control, the termination of the participant's employment with the Corporation or its subsidiaries or the participant's disability, whether or not the award would otherwise become nonforfeitable, fully earned and payable following such event.

 Federal Tax Information.

  Some of the stock options issuable under the Stock Incentive Plan are intended to constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, while other stock options granted under the Stock Incentive Plan will be "non-qualified stock options." Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the shares subject to the option at the time of exercise is an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as capital gain. A sale of shares acquired by exercise of an incentive stock option within two years of the date of grant of the option or within one year from the date of exercise will result in the optionee recognizing ordinary income to the extent the fair market value of a share on the date of exercise exceeds the exercise price. In contrast, except as noted below, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any subsequent sale of such shares by the optionee, any difference between the sale price and the optionee's tax basis in the shares will be treated generally as capital gain or loss. Special rules may apply to executive officers and directors who are subject to the "short-swing profit" recapture provisions of the Securities Exchange Act of 1934 (the "Exchange Act").

  The Corporation will not be entitled to a tax deduction upon the grant or exercise of an incentive stock option, or upon the sale of any shares acquired pursuant to such exercise, except that a tax deduction may be available to the Corporation if the employee sells the shares so acquired within two years of the date the option was granted or one year of the date of exercise. Upon the exercise of a non-qualified stock option, the Corporation is entitled to a deduction for federal income tax purposes in an amount equal to the income recognized by the optionee, provided the Corporation complies with applicable tax withholding requirements.

  An employee recognizes no taxable income and the Corporation is not entitled to a deduction when an SAR is granted. Upon the exercise of an SAR, the grantee recognizes taxable income (subject to withholding) in an amount equal to any cash received plus an amount equal to the fair market value of any stock received. The Corporation is entitled to a deduction for federal tax purposes in an amount equal to the income recognized by the grantee.

  At the time restricted stock granted under the Stock Incentive Plan is either transferable or no longer subject to a substantial risk of forfeiture, the grantee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the stock and the amount paid for the stock (if any). However, the grantee may make an election to be taxed as of the date that restricted stock is granted, in which case the grantee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the stock as of the grant date and the amount paid for the stock (if any). The Corporation generally will be entitled to a deduction equal to the amount the grantee takes into income.

  The grantee of a performance unit award recognizes taxable income (subject to withholding) at the time the performance unit becomes exercisable in an amount equal to the then fair market value of Corporation Common Stock, unless the terms under which the performance unit was granted require forfeiture of the restricted stock to which it is related upon exercise of the performance unit. If the terms under which the performance unit was granted do require forfeiture of the restricted stock to which it is related, if any, the grantee does not recognize income until the performance unit is actually exercised. The Corporation is entitled to a deduction for federal tax purposes with respect to a performance unit in an amount equal to the income recognized by the grantee.

  The federal income tax consequences to a participant and to the Corporation may vary from those described above, depending upon individual actions and circumstances, including restrictions and other terms and conditions applicable to the particular award granted under the Stock Incentive Plan.

  The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve the Stock Incentive Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK INCENTIVE PLAN.

                          TRANSACTIONS WITH MANAGEMENT

  Dauphin Bank has had in the past, and expects to have in the future, transactions in the ordinary course of its business, with Directors and officers of Dauphin Bank, the Corporation and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other persons, which do not involve more than the normal risk of collectibility or present other unfavorable features.

  Henry W. Rhoads, a Director and member of the Executive Committee of the Corporation and Dauphin Bank, is a partner in the law firm of Rhoads & Sinon, which the Corporation and its subsidiaries have retained for past years and the present year as general counsel. Dauphin Bank and the Corporation paid the law firm approximately $1,370,000 in 1994 as compensation for legal services to the Corporation, Dauphin Bank and other subsidiaries. In addition, the Rhoads & Sinon law firm entered into a 15 year lease with Dauphin Bank in 1989 pursuant to which the firm occupies a portion of Dauphin Bank's office building on Market Square, Harrisburg, Pennsylvania, at an annual base rent of $339,785. Commencing in the sixth year of the initial lease term, an annual additional rent may be due based on increases in the Consumer Price Index. The law firm has the option to renew the lease for two (2) consecutive additional terms.

                       SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires that directors and certain officers of the Corporation file reports of ownership and changes in ownership with the Securities and Exchange Commission as to the shares of Corporation Common Stock beneficially owned by them.

  Based solely on its review of copies of such forms received by it, the Corporation believes that during the Corporation's fiscal year ending on December 31, 1994, all filing requirements applicable to its directors and officers were complied with in a timely fashion.

                      RELATIONS WITH INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP was the appointed independent auditor for the Corporation in 1994. It is anticipated that the same firm will be selected for the current year. The firm is a member of the

SEC Practice Section of the American Institute of Certified Public Accountants and has submitted a copy of its peer review results to the Corporation.

  During 1994, the Corporation's independent auditors, KPMG Peat Marwick LLP, performed certain non-audit services which are in addition to its basic engagement for the examination of the Corporation's financial statements. The Audit Committee of the Board of Directors of the Corporation approved the audit and non-audit services performed by the Corporation's independent auditors and considered the possible effect of the non-audit services on the independence of the auditors, prior to granting approval for each service.

  A representative of the auditing firm will be present at the Shareholders Meeting to make a statement if he desires to do so and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

  The Corporation must receive by November 18, 1995 any shareholder proposals for such proposals to be considered for inclusion in the Corporation's Proxy Statement and Proxy for the 1996 Annual Meeting of Shareholders.


                                 OTHER BUSINESS

  The Board of Directors of the Corporation does not intend to present any business at the Annual Meeting other than the matters hereinabove referred to, and the Board does not know of any other matters to be presented for action at the meeting. Discretionary authority to vote on any other matters that may come before the meeting will be conferred by such Proxies upon the person voting them, unless a shareholder specifically indicates in such Proxy that such authority is withheld. It is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

  It is important that proxies be returned promptly. Shareholders are urged to vote, sign, date and return the accompanying form of Proxy in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          [SIGNATURE OF CLAIRE D. FLEMMING
                                                    APPEARS HERE]

                                          Claire D. Flemming, Secretary

March 17, 1995

THE CORPORATION IS FURNISHING EACH PERSON SOLICITED A COPY OF ITS 1994 ANNUAL REPORT TO SHAREHOLDERS WHICH INCLUDES A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

                                                                     EXHIBIT "A"

                          DAUPHIN DEPOSIT CORPORATION

                           1995 STOCK INCENTIVE PLAN

  1. PURPOSES. The purposes of this Plan are (a) to provide competitive incentives that will enable the Company to attract, retain, motivate and reward employees, and (b) to give the Company's employees an interest parallel to the interests of the Company's shareholders generally.

  2. DEFINITIONS. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this
Section 2.

  (a) "Beneficiary" means a person or entity (including a trust or estate), designated in writing by a participant on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom the participant's rights under the Plan shall pass in the event of the death of the participant.

  (b) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

  (c) "Change in Control" means any of the following:

    (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary, an employee benefit plan (or related trust) of the Company or a Subsidiary, or affiliates (as defined in Rule 12b-2 under the Exchange Act), becomes the beneficial owner (as determined pursuant to Rule 13d-3 under the Exchange
  Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities;

    (ii) shareholders approve (A) an agreement for the sale or disposition of all or substantially all of the Company's assets to an entity which is not a Subsidiary, (B) a plan of complete liquidation, or (C) a reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property other than a reorganization, consolidation or merger in which the holders of Common Stock immediately prior to the reorganization, consolidation or merger will, following such reorganization, consolidation or merger, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, consolidation or merger; or

    (iii) the persons who were members of the Board of Directors immediately before a tender or exchange offer by any person other than the Company or a Subsidiary, or before a reorganization, merger, consolidation, or contested election, or before any series of such transactions, cease to constitute a majority of the Board of Directors as a result of such transaction or transactions.

  (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions.

  (e) "Committee" means the Committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 11(a) below.

  (f) "Common Stock" means common stock of the Company, par value $5.00 per share.

  (g) "Company" means Dauphin Deposit Corporation, a Pennsylvania business corporation and registered bank holding company under the Bank Holding Company Act of 1956, as amended, its successors and assigns.

  (h) "Employee" means an employee of the Company or a Subsidiary, regularly employed on a full-time basis, including an officer or director if he is such an employee.

  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

  (j) "Fair Market Value" on a particular date means as follows:

    (i) if the Common Stock is listed or admitted to trading on such date on a national exchange, the mean between the high and low sales price of a share of Common Stock on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such national exchange or, if no sales were reported on such date, the mean between the high and low sales price on the next preceding day on which there was a reported sale; or

    (ii) if the Common Stock is not listed or admitted to trading on any national exchange, the mean between the high and low sales price of a share of Common Stock on such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, the National Quotation Bureau or such other system then in use with regard to the Common Stock or, if no sales were reported on such date, the mean between the high and low sales price on the next preceding day on which there was a reported sale; or

    (iii) if the Common Stock is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker selected by the Committee making a market in the Common Stock or, if bid and asked prices are not available on such date, the mean between the closing bid and asked prices furnished by such market maker on the next preceding day for which such prices are available.

In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

  (k) "Incentive Stock Option" means an option, including an Option as the context may require, intended to meet the requirements of Section 422 of the Code.

  (l) "Non-Qualified Stock Option" means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

  (m) "Option" means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Qualified Stock Options.

  (n) "Performance Unit Award" means an amount of cash or shares of Common Stock or a combination of each, that will be distributed in the future if continued employment or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock. The amount of the award may but need not be determined by reference to the market value of Common Stock.

  (o) "Plan" means the Dauphin Deposit Corporation 1995 Stock Incentive Plan set forth in these pages, as amended from time to time.

  (p) "Restricted Stock Award" means shares of Common Stock which are issued or transferred to an Employee under Section 5 below and which will become free of restrictions specified by the Committee if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock.

  (q) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

  (r) "Section 16 Person" means a person subject to potential liability under
Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

  (s) "Stock Appreciation Right" means a right granted under Section 7 below.

  (t) "Stock Bonus Award" means an amount of cash or shares of Common Stock which is distributed to an Employee or which the Committee agrees to distribute in the future in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the date the award is made. The amount of the award may but need not be determined by reference to the market value of Common Stock. Performance Unit Awards and Restricted Stock Awards are specific types of Stock Bonus Awards.

  (u) "Stock Incentive" means an award granted under this Plan in one of the forms provided for in Section 3.

  (v) "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in Section 424(f) of the Code.

  3. GRANTS OF STOCK INCENTIVES.

  (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant the following types of awards to any Employee:

    (i) Stock Bonus Awards, which may but need not be Performance Unit Awards or Restricted Stock Awards,

    (ii) Options,

    (iii) Stock Appreciation Rights, and

    (iv) any awards not embraced within (i), (ii) or (iii) above that provide the participant with the right to purchase or otherwise acquire Common Stock or that are valued by reference to the market value of Common Stock (including, but not limited to, phantom securities and dividend equivalents).

Any such awards shall be in a form determined by the Committee and shall have such terms and conditions as are determined by the Committee (which may include terms contingent upon a Change of Control), provided that such awards shall not be inconsistent with the terms and purposes of the Plan.

  (b) After a Stock Incentive has been granted,

    (i) the Committee may waive any term or condition thereof that could have been excluded from such Stock Incentive when it was granted, and

    (ii) with the written consent of the affected participant, may amend any Stock Incentive after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Stock Incentive when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

  (c) The Committee may (but need not) grant any Stock Incentive linked to another Stock Incentive. Linked Stock Incentives may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Stock Incentives shall be determined by the Committee, subject to the provisions of the Plan.

4. STOCK SUBJECT TO THIS PLAN.

  (a) Subject to the provisions below of Paragraph 4(c) and of Section 9, the maximum number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives is 2,000,000 shares of Common Stock.

  (b) Such shares may be authorized but unissued shares of Common Stock, shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a grantor trust pursuant to Paragraph 12(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a grantor trust pursuant to Paragraph 12(d) below or to an Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

  (c) Subject to the provisions of Section 5(c) and Section 7(f), if any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred to an Employee and shall cease to be issuable or transferable to an Employee because of the termination, expiration or cancellation, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company because of an Employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitation provided for in Paragraph (a) above of this Section 4 and may again be made subject to Stock Incentives; provided that the number of shares not so issued or transferred and any such reacquired shares may again be made subject to Stock Incentives for Section 16 Persons only if the forfeiting Employee received no benefits of ownership such as dividends (but excluding voting rights) from the shares or if SEC Rule 16b-3 would otherwise be satisfied.

5. STOCK BONUS AWARDS, PERFORMANCE UNIT AWARDS AND RESTRICTED STOCK
AWARDS. Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to the following provisions:

    (a) An Employee may be granted a Stock Bonus Award, Performance Unit Award or Restricted Stock Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

    (b) Shares of Common Stock subject to a Stock Bonus Award may be issued or transferred to an Employee at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or transfer shall not be made to the Employee at the time such Award is granted, the Committee may but need not provide for payment to such Employee, either in cash or shares of Common Stock, from time to time or at the time or times such shares shall be issued or transferred to such Employee, of amounts not exceeding the dividends which would have been payable to such Employee in respect of such shares (as adjusted under Section 9) if such shares had been issued or transferred to such Employee at the time such Award was granted.

    (c) Any Stock Bonus Award, Performance Unit Award or Restricted Stock Award may, in the discretion of the Committee, be settled in cash, on each date on which shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered or become unrestricted; and the number of shares for which such cash payment is made shall be added back to the maximum number of shares available for use under the Plan, provided that the number of shares for which such cash payment is made may be made subject to Stock Incentives for Section 16 Persons only if such add-back would satisfy SEC Rule 16b-3.

    (d) Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares to an Employee pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Performance Unit Award or a Restricted Stock Award. In the case of a Restricted Stock Award, the Committee may but need not (unless required by applicable law) require the recipient to pay the par value of the shares to be issued or transferred pursuant thereto.

    (e) Each Stock Bonus Award, Performance Unit Award and Restricted Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, signed by an officer of the Company duly authorized to do so, provided that such instrument is consistent with this Plan and incorporates it by reference.

  6. OPTIONS. Options shall be subject to the following provisions:

    (a) Subject to the provisions of Section 9, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Qualified Stock Option, not less than 85% of the Fair Market Value of a share of Common Stock on the date the Non-Qualified Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

    (b) The purchase price of shares subject to an Option may be paid in whole or in part (i) in cash, (ii) by bank certified, cashier's or personal check subject to collection, (iii) if so provided in the Option and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the

  Option and subject to such terms and conditions as are specified in the Option, in shares of Common Stock surrendered to the Company. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise. If so provided in the Option and subject to such terms and conditions as are specified in the Option, in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued or transferred may be paid by a promissory note secured by a pledge of the purchased shares in such form and containing such provisions (which may but need not provide for interest and for payment of the note at the election of the Employee in cash or in shares of Common Stock surrendered to the Company) as the Committee may approve; provided that (A) if the Committee permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (B) in the case of an Incentive Stock Option, any such note shall bear interest at the minimum rate required to avoid imputation of interest under federal income tax laws applicable at the time of exercise, and (C) any such note shall mature in ten years or such lesser period as may be specified by the Committee.

    (c) Options may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 6, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times, as the Committee may determine. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

    (d) Each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution; provided that an Option of a Section 16 Person and any Incentive Stock Option may be exercisable after death by a Beneficiary only if such exercise would be permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. The Committee may but need not provide for an Option to be exercisable after termination of employment until its fixed expiration date (or until an earlier date or specified event occurs).

    (e) An Option may, but need not, be an Incentive Stock Option. All shares of Common Stock which may be made subject to Stock Incentives under this Plan may be made subject to Incentive Stock Options; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

    (f) Each Option shall be evidenced by a written instrument, signed by an officer of the Company duly authorized to do so, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine, provided the instrument is consistent with this Plan and incorporates it by reference. An Option, if so approved by the Committee, may include terms, conditions, restrictions and limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares, on exercise of an Option, which may be non-transferable and forfeitable to the Company in designated circumstances.

    (g) The Committee may specify, at the time of grant of an Incentive Stock Option or, with respect to a Non-Qualified Stock Option, at or after the time of grant, that an Employee shall be granted a Non-Qualified Stock Option (a "Restored Option") if and when (i) such Employee exercises all or part of an Option, including a previously granted Restored Option (an "Original Option") by surrendering shares of Common Stock already owned by him in full or partial payment of the option price under such Original Option and/or (ii) shares of Common Stock are surrendered or withheld to satisfy tax obligations incident to the exercise of such Original Option. All Restored Options are subject to the availability of shares of Common Stock under the Plan at the time of such exercise. A Restored Option shall cover a number of shares of Common Stock not greater than the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each Restored Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the Restored Option and shall expire on the stated expiration date of the Original Option. The date of grant of a Restored Option shall be the date on which the exercise of the Original Option or a previously granted Restored Option resulted in the grant of such Restored Option. A Restored Option shall be exercisable at any time and from time to time from or after the date of grant of the Restored Option (or as the Committee in its sole discretion shall otherwise specify in the written instrument evidencing the Restored Option). The written instrument evidencing a Restored Option shall contain such other terms and conditions, which may include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or Restored Option, as the Committee in its sole discretion may deem desirable.

    (h) The Committee may cancel any outstanding Option with the consent of the holder thereof and re-grant the Option at a lower price, provided that such price satisfies the requirements of Section 6(a) above on the date of regrant, and no additional consideration need be received by the Company in exchange for such cancellation and regrant.

    (i) No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval counsel to the Company may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by counsel to the Company.

    (j) An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Secretary on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized by the Committee and described in Section 6(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share.

  7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the following terms and conditions:

    (a) Stock Appreciation Rights may be granted in connection with all or any part of an Option, either at the time of the grant of such Option or at any time thereafter during the term of the Option (in either case, "Linked Stock Appreciation Rights"), or may be granted without reference to an Option ("Free-Standing Stock Appreciation Rights").

    (b) Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to a specified Option (the "related" Option). Each Linked Stock Appreciation Right that is granted as an alternative to an Option shall entitle the holder to receive the amount determined pursuant to Section 7(e) below if and when he surrenders a related Option to purchase one share of Common Stock that is then exercisable. Each Linked Stock Appreciation Right that is granted as a supplement to an Option shall entitle the holder to receive the amount determined pursuant to Section 7(e) below if and when the holder purchases a share under the related Option.

    (c) Stock Appreciation Rights may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 7, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times, as the Committee may determine. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

    (d) No Free-Standing Stock Appreciation Right shall be exercisable after the tenth anniversary of the date it was granted, and no Linked Stock Appreciation Right shall be exercisable after the related Option ceases to be exercisable. If the Committee grants a Stock Appreciation Right for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to its expiration, extend its term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. The Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of employment until they expire pursuant to the first sentence of this paragraph 7(d) (or until an earlier date or specified event occurs).

    (e) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive cash or shares of Common Stock or a combination of each, as the Committee in its sole discretion may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Base Price of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued. In the case of Linked Stock Appreciation Rights, the Base Price shall be the price at which shares may be purchased under the related Option, unless the Committee specified a different price when the Rights were granted (which shall not be less than the lowest price at which the related Option could have been granted under Section 6 above). In the case of Free-Standing Stock Appreciation Rights, the Base Price shall be the Fair Market Value of a share of Common Stock on the date the Rights were granted, unless the Committee specified a different price when the Rights were granted (which shall not be less than 85% of the Fair Market Value of a share of Common Stock on the date the Rights were granted).

    (f) The maximum number of shares available for use under the Plan shall be charged only for the number of shares which are actually issued or transferred in settlement of Stock Appreciation Rights, except if and to the extent that Company counsel determines that, with respect to Section 16 Persons, SEC Rule 16b-3 requires that a different number of shares be so charged. In the case of an exercise of a Linked Stock Appreciation Right that is alternative to an Option, if the number of shares of Common Stock previously charged against the maximum number of shares available for use under the Plan on account of the surrendered portion of the

  Option exceeds the number of shares (if any) actually issued or transferred pursuant to such surrender, the excess may be added back to the number of shares available for use under the Plan, provided that the number of shares added back may be made subject to Stock Incentives for Section 16 Persons only if such add-back would satisfy SEC Rule 16b-3.

    (g) Stock Appreciation Rights shall be exercisable during the life of the Employee only by him or his guardian or legal representative, and after death only by his Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the Stock Appreciation Rights by will or the laws of descent and distribution; provided that Stock Appreciation Rights of a
  Section 16 Person and Stock Appreciation Rights linked to an Incentive Stock Option may be exercisable after death by a Beneficiary only if such exercise would be permissible under and consistent with SEC Rule 16b-3 or
  Section 422 of the Code, as the case may be.

    (h) Each Stock Appreciation Right shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine, provided the instrument is consistent with the Plan and incorporates it by reference.

  8. CERTAIN CHANGE IN CONTROL, TERMINATION OF EMPLOYMENT AND DISABILITY PROVISIONS. Notwithstanding any provision of the Plan to the contrary, any Stock Incentive which is outstanding but not yet exercisable, vested or payable at the time of a Change in Control shall become exercisable, vested and payable at that time. Any Option affected by the preceding sentence shall remain exercisable until it expires or terminates pursuant to its terms and conditions. Subject to the foregoing provisions of this Section 8, the Committee may at any time, and subject to such terms and conditions as it may impose:

    (a) authorize the holder of an Option or Stock Appreciation Right to exercise the Option or Stock Appreciation Right following the termination of the participant's employment with the Company and its Subsidiaries, or following the participant's disability, whether or not the Option or Stock Appreciation Right would otherwise be exercisable following such event, provided that in no event may an Option or Right be exercised after the expiration of its term;

    (b) grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

    (c) provide for Stock Appreciation Rights to be exercised automatically and only for cash in the event of a Change in Control;

    (d) authorize a Stock Bonus Award, Performance Unit Award or Restricted Stock Award to become non-forfeitable, fully earned and payable following
  (i) a Change in Control, (ii) the termination of the participant's employment with the Company and its Subsidiaries, or (iii) the participant's disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable following such event;

    (e) grant Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control;

    (f) provide in advance or at the time of a Change in Control for cash to be paid in settlement of any Option, Stock Appreciation Right, Stock Bonus Award, Performance Unit Award or Restricted Stock Award in the event of a Change in Control, either at the election of the participant or at the election of the Committee; and

    (g) cause any Stock Incentive then outstanding to be assumed or new rights of equivalent value substituted therefor by the successor corporation in any Change in Control.

  9. ADJUSTMENT PROVISIONS. In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be affected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the number and class of shares or other securities or property that may be issued or transferred pursuant to Stock Incentives thereafter granted or that may be optioned or awarded under the Plan to any employee, (b) the number and class of shares or other securities or property that may be issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding and future Stock Incentives, and (d) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted as determined by the Committee; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

  10. EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall become effective when adopted by the Board, provided that the shareholders of the Company thereafter approve it at a duly held stockholders' meeting. If the Plan is not so approved by shareholders, the Plan (and any Stock Incentive granted thereunder) shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been exhausted or until the Plan is sooner terminated by the Board of Directors, and shall continue in effect thereafter with respect to any Stock Incentives outstanding at the time of such termination. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

  11. ADMINISTRATION.

  (a) The Plan shall be administered by a committee of the Board consisting of three or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall be a "disinterested person," as defined in SEC Rule 16b-3. Notwithstanding the foregoing, the Board may, in its discretion, delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to awards to employees who are not subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised. Such other committee may consist of three or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has delegated to such other committee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986 as amended by the Omnibus Budget Reconciliation Act of 1993.

  (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power to interpret, administer and construe the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority to (i) select the participants in the Plan, (ii) determine when Stock Incentives shall be granted, (iii) determine the number of shares to be made subject to each Stock Incentive, (iv) determine the type of Stock Incentive to grant, and (v) determine the terms and conditions of each Stock Incentive, including the exercise price, in the case of an Option or Stock Appreciation Right, and whether specific awards shall be linked to one another and if so whether they shall be alternative to or supplement one another. The interpretation by the Committee of the terms and provisions of the Plan and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

  (c) Members of the Board of Directors and members of the Committee acting under this Plan shall be indemnified by the Company in respect of all their activities under the Plan to the maximum extent permitted by law and shall incur no liability except for gross or willful misconduct in the performance of their duties.

12. GENERAL PROVISIONS.

  (a) Any provision of the Plan to the contrary notwithstanding, any derivative security issued under the Plan (within the meaning of Paragraph (a)(2) of SEC Rule 16b-3 as amended in SEC Release No. 34-28869), including without limitation any Option or Stock Appreciation Right, shall not be transferable by the participant other than by will or the laws of descent and distribution or to a Beneficiary designated by the participant or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Any purported transfer of a derivative security to a Beneficiary by a Section 16 Person, and any purported transfer of an Incentive Stock Option to a Beneficiary, shall be effective only if such transfer is permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be.

  (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary, or shall affect the right of the Company or a Subsidiary to terminate the employment or other service of any person at any time with or without cause.

  (c) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances that counsel to the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

  (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a grantor trust (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Stock Incentive, except as to such shares of Common Stock, if any, as shall have been issued or transferred to him. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Stock Incentives then outstanding, to be issued or transferred to, or acquired by, a grantor trust for the purpose of satisfying the Company's obligations under such Stock Incentives, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Stock Incentives to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

  (e) The Company and its Subsidiaries may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Stock Incentive. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with the grant, exercise, vesting, distribution or payment of any Stock Incentive to be satisfied in whole or in part, with or without the consent of the participant, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

  (f) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees or consultants generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

  (g) The Committee may establish such additional terms and conditions as it determines to be necessary or advisable with respect to transactions by and with respect to Section 16 Persons under the Plan to comply with any applicable conditions of SEC Rule 16b-3. Further, it is intended that this Plan and any Stock Incentive granted to any Section 16 Person with respect to the Plan be eligible for exemption under SEC Rule 16b-3. Accordingly, unless the Committee determines otherwise, if any provision of the Plan or any such Stock Incentive does not comply with the requirements of SEC Rule 16b-3 then applicable to the Plan or such Stock Incentive, such provision shall be deemed amended to the extent necessary to conform to such requirements.

  (h) The Company's obligation to issue or transfer shares of Common Stock or to pay money in respect of any Stock Incentive shall be subject to the condition that such issuance, transfer or payment would not, in the opinion of counsel to the Company, cause any impairment of the Company's capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party.

  (i) By accepting any benefits under the Plan, each participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

  (j) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the Commonwealth of Pennsylvania, but without giving effect to the principles of conflicts of laws thereof.

  (k) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

  13. AMENDMENT AND TERMINATION. The Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted as Incentive Stock Options under the Code, provided that, without stockholder approval, no amendment shall (a) materially increase the benefits accruing to
Section 16 Persons who are participants under the Plan within the meaning of SEC Rule 16b-3, (b) increase the aggregate number of shares which may be issued under Incentive Stock Options under the Plan within the meaning of Proposed Treasury Regulation Section 1.422A(b)(iv) or its successor, (c) materially increase the number of securities which may be issued to Section 16 Persons under the Plan within the meaning of SEC Rule 16b-3, or (d) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons within the meaning of SEC Rule 16b-3. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Stock Incentive granted prior to the date of such amendment or termination without the written consent of the participant.

                                                                           PROXY

                          DAUPHIN DEPOSIT CORPORATION

                         Annual Meeting April 17, 1995

The undersigned hereby appoints F. Richard W. Cook, Larry A. Hartman and Linda
R. Schroeder, or any of them, my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead, to vote all stock of the undersigned at the Annual Meeting of Shareholders of Dauphin Deposit Corporation, to be held at the Harrisburg Hilton and Towers, One North Second Street, Harrisburg, Pennsylvania, on Monday, April 17, 1995 at 9:00 a.m., and at all adjournments thereof. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION AS DIRECTORS OF THE 18 NOMINEES NAMED ON THE REVERSE SIDE, FOR THE APPROVAL OF THE DAUPHIN DEPOSIT CORPORATION 1995 STOCK INCENTIVE PLAN AND UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES HEREIN.




(Please mark, sign, date and return this proxy in the enclosed postage paid envelope.)

  1.  ELECTION OF DIRECTORS
                                   Robert L. Fryer, Jr., James O. Green,
  FOR           WITHHOLD           Derek C. Hathaway, Alfred G. Hemmerich,
all nominees    AUTHORITY          Lee H. Javitch, Christopher R. Jennings,
listed (except  to vote for        William J. King, William T. Kirchhoff,
as marked to    all nominees       Lawrence J. LaMaina, Jr., Andrew Maier, II,
the contrary)   listed             James E. Marley, Robert F. Nation,
                                   Elmer E. Naugle, Walter F. Raab, Paul C.
                                   Raub, Henry W. Rhoads, Jean D. Seibert and
                                   R. Champlin Sheridan, Jr.

                                   (Instructions: To withhold authority to vote
                                   for any individual, strike a line through the nominee's name in the list above.)
    [ ]            [ ]


  2.  TO APPROVE THE DAUPHIN DEPOSIT CORPORATION 1995 STOCK INCENTIVE PLAN.

    FOR               AGAINST           ABSTAIN
    [ ]                 [ ]               [ ]

  3. IN THE DISCRETION OF THE PERSONS NAMED IN THIS PROXY, TO VOTE UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                                       The undersigned acknowledges receipt of
                                       notice of the aforesaid Annual Meeting
                                       of Shareholders.

                                       DATED:                            , 1995
                                             ----------------------------
                                                                          (SEAL)
                                       -----------------------------------
                                                                          (SEAL)
                                       -----------------------------------

                                       Note: The signature(s) on this Proxy must
                                       correspond with the name(s) as written
                                       upon the face of the share certificate.
                                       Executors, administrators, trustees,
                                       guardians, and other fiduciaries please
                                       so indicate when signing.
"PLEASE MARK INSIDE BLUE BOXES SO
THAT DATA PROCESSING EQUIPMENT
WILL RECORD YOUR VOTES"                THIS PROXY IS SOLICITED ON BEHALF OF THE
                                       BOARD OF DIRECTORS OF DAUPHIN DEPOSIT
                                       CORPORATION.